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                                                                   Exhibit 10.29

                             MODIFICATION AGREEMENT

     This agreement ("Agreement") is made on September 1, 2000 ("Effective Date") by and between THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY, a California corporation having offices at 900 Welch Road, Suite 350, Palo Alto, CA 94304 ("Stanford") and THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, a California corporation having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, CA 94607-2500, ("The Regents") both being represented by the University of California, San Diego campus having its office at 9500 Gilman Drive, La Jolla, CA 92093-0910, ("UCSD"), and CYTOKENETICS INCORPORATED ("Licensee" or "COMPANY"), a Delaware corporation having offices at 280 East Grand Avenue, Suite 2, South San Francisco, CA 94080. Stanford and The Regents are collectively referred to herein as "Licensor".

                                    RECITALS

     WHEREAS, COMPANY and Licensor have entered into an Exclusive License Agreement, dated 21, April 1998 ("Original Agreement"); and

     WHEREAS, COMPANY and Licensor wish to modify certain terms of the Original Agreement for the purpose of including standard HHMI language.

     NOW, THEREFORE, the parties agree:

     1. RELATIONSHIP OF THE PARTIES. The provisions of the Original Agreement shall continue in effect except as modified in Articles 2.1 and 20.1. A copy of the Original Agreement is attached hereto and incorporated herein by reference.

     2. MODIFICATION PERMITTED IN ORIGINAL AGREEMENT. Section 3 of Article 31 of the Original Agreement provides that there shall be no amendments or modifications to the Original Agreement, except by a written document which is signed by both parties. This Agreement is a modification of the Original Agreement.

     3.a. MODIFICATION: Section 2.1 of the Original Agreement shall be modified to read:

          2.1 Subject to the limitations set forth in this Agreement and subject to the license granted to the U.S. Government and the HHMI as set forth in the Recitals above, Licensor hereby grants to the Licensee, a world-wide license under Licensor Patent Rights to develop, make, have made, use, import, sell, have sold and distribute Licensed Products and products or services that arise from the use of or use Licensed Products, Licensed Methods and Technology, to practice Licensed Methods and to use Technology.

     3.b. MODIFICATION: Section 20.1 of the Original Agreement shall be modified to read:

          20.1 Licensee shall indemnify, hold harmless and defend Licensor, its officers, employees, agents, HHMI and its trustees, and the sponsors of the research that led to the Invention; and the inventors of the patents and patent applications in Licensor Patent Rights and
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their employees against any and all claims, suits, losses, damage, costs, fees, and expenses resulting from or arising out of exercise of this license or any sublicense. This indemnification includes, but is not limited to, any product liability, but shall exclude any breach of this Agreement or any gross negligence or intentional misconduct by Licensor.

     4. TERM OF AGREEMENT. This Agreement shall be effective on the Effective Date provided herein and shall terminate when the Original Agreement terminates, unless otherwise provided herein.

     5. CONSTRUCTION. In the event of any conflict or inconsistency between the provisions of this Agreement and the Original Agreement, the provisions of this Agreement shall control in all respects.

     IN WITNESS WHEREOF, both Licensor and Licensee have executed this Agreement, in duplicate originals, by their respective and duly authorized officers on the day and year written below.

CYTOKINETICS:                           THE REGENTS OF THE
                                        UNIVERSITY OF CALIFORNIA:

By    /s/ Robert I. Blum                By     /s/ Alan S. Paau
  ------------------------------          --------------------------------
        (Signature)                                (Signature)

Name:    Robert I. Blum                 Alan S. Paau, MBA, Ph.D.
     ---------------------------

Title    Vice President,                Director, UCSD Technology Transfer and
       Business Development             Intellectual Property Services
     ---------------------------

Date         9/1/00                     Date      8/30/2000
    ----------------------------            ------------------------------

                                        THE BOARD OF TRUSTEES OF THE
                                        STANFORD JUNIOR UNIVERSITY:

                                        By:  The Regents of The University of
                                             California, as attorney-in-fact

                                        By       /s/ Alan S. Paau
                                          --------------------------------
                                                    (Signature)
                                          Alan S. Paau, MBA, Ph.D.
                                          Director, UCSD Technology Transfer and
                                          Intellectual Property Services
                                          Date     8/30/2000
                                              -----------------------------